[LOGO]  MFS(SM)
INVESTMENT MANAGEMENT

                                                                   ANNUAL REPORT
                                                                  FOR YEAR ENDED
                                                                OCTOBER 31, 1997
MFS(R) UTILITIES FUND

[GRAPHIC OMITTED - Utility Lines]

LEARNING FINANCIAL BASICS THE EASY WAY (see page 31)

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
A Discussion with the Portfolio Manager ...................................  3
Portfolio Manager's Profile ...............................................  6
Fund Facts ................................................................  7
Performance Summary .......................................................  7
Tax Form Summary ..........................................................  9
Portfolio Concentration ................................................... 10
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 23
Independent Auditors' Report .............................................. 30
The ABCs of Investing ..................................................... 31
The MFS Family of Funds(R) ................................................ 32
Trustees and Officers ..................................................... 33

   HIGHLIGHTS

   o FOR THE 12 MONTHS ENDED OCTOBER 31, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 28.62%, CLASS B SHARES 27.59%, CLASS C SHARES 27.71%, AND CLASS I SHARES 28.81%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o WHILE DEREGULATION HAS BROUGHT SOME UNCERTAINTY TO THE ELECTRIC UTILITY INDUSTRY AND HINDERED PERFORMANCE FOR THE GROUP AS A WHOLE, SEVERAL COMPANIES IN THE FUND HAVE ADAPTED WELL TO THE CHANGING ENVIRONMENT.

   o AS DEREGULATION SPREADS AND THE NEED FOR EFFICIENCY INCREASES, THE UTILITY INDUSTRY IS SEEING MORE MERGERS AND ACQUISITIONS, WITH NATURAL GAS COMPANIES BUYING ELECTRIC COMPANIES AND ELECTRIC COMPANIES BUYING GAS COMPANIES.

   o REAL ESTATE INVESTMENT TRUSTS (REITS) MAKE UP ABOUT 9% OF THE FUND AND HELP PROVIDE INCOME WHILE ALLOWING THE FUND TO AVOID HIGHER-YIELDING, BUT POTENTIALLY RISKIER, ELECTRIC UTILITIES.

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

A. Keith Brodkin

Dear Shareholders:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe economic momentum will carry well into the first quarter of 1998, as the money supply is increasing at a rapid rate, and it still appears that Christmas sales could be quite good. Because economic growth continues to be impressive, markets are likely to continue to focus on the Federal Reserve Board's (the Fed's) willingness to raise interest rates.

The extreme volatility of the U.S. equity market in October was, we believe, the consequence of overvaluations that had been evident for some months. As a result, the stock market has been vulnerable to some type of correction and has been impacted in the near term by chaotic market conditions in the Pacific Rim. In the face of all this, however, the equity market continues to exhibit surprising strength, much of it the result of continued gains in corporate earnings, a trend that could be an important indicator of the market's future direction. Certainly the situation in Southeast Asia bears close scrutiny because it appears to be clearly deflationary and raises the prospect of trade wars developing throughout the area. We are not convinced that U.S. markets have escaped totally from October's volatility. Thus, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted, with a need for particular attention to be paid to the effect of Pacific Rim volatility on the earnings of U.S. companies.

The U.S. government bond market has benefited from the deflationary events in Southeast Asia, while the high-yield and emerging-debt markets have come under severe pressure. Inflation remains under control, and the Fed will most likely take a wait-and-see attitude toward raising interest rates. As a result, our near-term outlook for high-grade markets is neutral to moderately positive. At the same time, high-yield markets, having gone through a substantial correction, could offer reasonable value but require careful selection. Overall, fixed-income markets appear to be reasonably valued.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
    ---------------------------
    A. Keith Brodkin
    Chairman and President

November 14, 1997

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of Maura A. Shaughnessy]

Maura A. Shaughnessy

For the 12 months ended October 31, 1997, Class A shares of the Fund provided a total return of 28.62%, Class B shares 27.59%, Class C shares 27.71%, and Class I shares 28.81%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 9.68% return for the Standard & Poor's Utility Index (the Utility Index), an unmanaged, market-value-weighted, total return index of all utility stocks in the Standard & Poor's 500 Composite Index (the S&P 500). For the same period, the S&P 500, an unmanaged index of common stock total return performance, returned 31.12%.

Q. WHY HAS THE FUND PERFORMED SO WELL AGAINST ITS BENCHMARK THIS YEAR?
A. We've had some good stock picks in the telecommunication area. We had big bets on Worldcom, MCI, and many of the competitive local exchange companies. Also, we had a position in Latin American telecommunication and electric utility stocks, which performed well until the last week of the Fund's fiscal year, when they got caught up in the emerging-market upheaval. But, until then, they had very good performance. We have recently added to our Latin American exposure.

Q. WHAT KIND OF STOCKS IN LATIN AMERICA ARE YOU BUYING?
A. Telecommunication and electric utility stocks, in places like Mexico, Brazil, Argentina, and Chile. We are currently finding many companies in Latin America trading at very low valuations relative to their cash flow growth rates.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY?
A. It's a very bottom-up, eclectic investment process. We like to look at special situations, which is why the Fund tends not to be closely correlated with the utility market or the overall market. We'll look at ideas anywhere, domestically and internationally. Generally, we tend to focus on three issues: (1) the regulatory environment, (2) growth prospects, and (3) management.

Q. COULD YOU TALK ABOUT HOW DEREGULATION HAS AFFECTED THE ELECTRIC UTILITY INDUSTRY?
A. Some people portray deregulation as if it is something new. It's been around for three years, and it's the reason the group has underperformed so dramatically over the past couple of years. It has brought a lot of uncertainty to the business, especially in the electric generation business. While the overall group has not performed well in this environment, there have been some good stocks. So now, given the current uncertainties in the electric business, our stock picks are more a function of our assessment of management than a pure valuation decision using price-to-earnings ratios or dividend yields.

Q. WHAT'S THE DIFFERENCE BETWEEN MANAGERS OF UTILITIES WHO HAVE RESPONDED EFFECTIVELY TO DEREGULATION AND THOSE WHO HAVE NOT?
A. In some cases, they came from the natural gas business, where they already had to deal with what it means to operate in a deregulated world. A successful electric utility manages their utility as a business, not as a regulated monopoly.

Q. COULD YOU DESCRIBE SOME OF THE LARGER ELECTRIC UTILITY POSITIONS?
A. New Century Energies, which is the old Public Service Company of Colorado; Cinergy, which operates Cincinnati Gas & Electric; and Sierra Pacific Resources in northern California and Nevada. Sierra Pacific, for example, has very low costs, no nuclear exposure, a growth rate at twice the average for the industry, and good relations with regulators.

Q. WHAT SECTOR MAKES UP THE LARGEST PORTION OF THE FUND?
A. The domestic electrics make up 17% of the portfolio, domestic telecommunication companies 15%, domestic gas 14%, and international utilities 28%.

Q. WHAT ABOUT THE NATURAL GAS PIPELINE COMPANIES?
A. In 1995 and 1996, they were great stocks because their earnings exceeded expectations and their multiples expanded. But in the first half of this year, the weather was warm and there was little gas price volatility, which means they didn't make much money on the marketing side. Several companies reported poor earnings. However, on a positive note, we have seen several mergers take place as many companies attempt to position themselves for the gas and electric markets. Over the past 18 months, the largest public deals have been Enron buying Portland General, Duke Power buying Panenergy, and Shell buying Tejas Gas. The Fund had positions in all these takeovers, which helped performance.

Q. WHAT ABOUT REITS, OR REAL ESTATE INVESTMENT TRUSTS?
A. They make up about 9% of the Fund. We want the Fund to have a current yield at least equal to that of the Lipper Utility Index, and we can get that income primarily from bonds, electric utilities, and/or REITs. We would prefer not to chase the higher-yielding, riskier electrics and have chosen to obtain the income from bonds, REITs, and lower-yielding, higher-growth electrics.

Q. COULD YOU TALK ABOUT SOME STOCKS THAT HAVE PERFORMED BETTER
   THAN EXPECTED?
A. We would not have expected MCI to do as well as it did. The company's fundamentals were deteriorating, but takeover bids by both GTE and WorldCom caused MCI's stock to outperform. But, overall, there haven't been many big upside surprises in the Fund this year.

Q. AND WHAT ABOUT STOCKS OR SECTORS THAT HAVE NOT PERFORMED AS WELL AS YOU WOULD HAVE LIKED?
A. As I mentioned, the natural gas companies in general have been somewhat disappointing as many companies have reported weak earnings.

Q. WHAT KIND OF ENVIRONMENT DO YOU SEE FOR THIS BUSINESS GOING FORWARD, AND HOW MIGHT IT AFFECT SOME OF YOUR INVESTMENTS FOR
   THE FUND?
A. We think there will be more mergers and acquisitions in the electric and gas businesses over the next six to 12 months. There hasn't been much of this in 1997, mainly because of extreme regulatory lag. But as regulation on the state and federal levels becomes more clear, we expect merger and acquisition activity to pick up. This should benefit multiples in all industries involved.

/s/ Maura Shaughnessy
--------------------------
    Maura A. Shaughnessy
    Portfolio Manager

   PORTFOLIO MANAGER'S PROFILE

   MAURA A. SHAUGHNESSY JOINED MFS IN 1991 AS AN EQUITY ANALYST AND WAS PROMOTED TO ASSISTANT VICE PRESIDENT IN 1992 AND VICE PRESIDENT IN 1993. A GRADUATE OF COLBY COLLEGE AND THE AMOS TUCK SCHOOL OF BUSINESS OF DARTMOUTH COLLEGE, SHE IS A CHARTERED FINANCIAL ANALYST (C.F.A.) AND HAS MANAGED MFS(R) UTILITIES FUND SINCE 1992.

FUND FACTS

  OBJECTIVE:        THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK CAPITAL
                    GROWTH AND CURRENT INCOME (INCOME ABOVE THAT AVAILABLE
                    FROM A PORTFOLIO INVESTED ENTIRELY IN EQUITY SECURITIES).

  COMMENCEMENT OF INVESTMENT OPERATIONS:  FEBRUARY 14, 1992

  CLASS INCEPTION:  CLASS A    FEBRUARY 14, 1992
                    CLASS B    SEPTEMBER 7, 1993
                    CLASS C    JANUARY 3, 1994
                    CLASS I    JANUARY 2, 1997

  SIZE:             $205.6 MILLION NET ASSETS AS OF OCTOBER 31, 1997

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS Utilities Fund -- Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from March 1, 1992, through October 31, 1997)

                                            LEHMAN BROTHERS
                                            CORPORATE BOND          CONSUMER
        MFS UTILITIES       S&P UTILITY     UTILITY TOTAL             PRICE
        FUND - CLASS A        INDEX         RETURN INDEX           INDEX - U.S.

 3/92       $ 9,520           $ 9,850         $10,000                 $10,000
10/92        10,218            11,360          10,700                  10,231
10/93        12,653            14,240          12,200                  10,512
10/94        12,211            12,500          11,400                  10,786
10/95        14,956            16,150          13,600                  11,089
10/96        17,806            17,730          14,500                  11,421
10/97        22,777            19,486          15,929                  11,660

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 1997

                                                                     1 Year          3 Years          5 Years     Life of Fund*
--------------------------------------------------------------------------------------------------------------------------------
MFS Utilities Fund (Class A)
  including 4.75% sales charge (SEC results)                        +22.57%          +21.11%          +16.26%          +15.61%
--------------------------------------------------------------------------------------------------------------------------------
MFS Utilities Fund (Class A) at net asset value                     +28.62%          +23.10%          +17.38%          +16.58%
--------------------------------------------------------------------------------------------------------------------------------
MFS Utilities Fund (Class B) with CDSC
  (SEC results)                                                     +23.59%          +21.43%          +16.27%          +15.72%
--------------------------------------------------------------------------------------------------------------------------------
MFS Utilities Fund (Class B) at net asset value                     +27.59%          +22.10%          +16.49%          +15.81%
--------------------------------------------------------------------------------------------------------------------------------
MFS Utilities Fund (Class C) with CDSC
  (SEC results)                                                     +26.71%          +22.09%          +16.54%          +15.85%
--------------------------------------------------------------------------------------------------------------------------------
MFS Utilities Fund (Class C) at net asset value                     +27.71%          +22.09%          +16.54%          +15.85%
--------------------------------------------------------------------------------------------------------------------------------
MFS Utilities Fund (Class I) at net asset value                     +28.81%          +23.16%          +17.42%          +16.62%
--------------------------------------------------------------------------------------------------------------------------------
Average utility funds index**                                       +17.81%          +15.24%          +11.44%          +12.04%
--------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's Utility Index+                                    + 9.68%          +15.64%          +10.59%          +11.58%
--------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Corporate Bond Utility
  Total Return Index++(+)                                           + 9.88%          +11.88%          + 8.35%          +10.42%
--------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index+#                                              + 2.09%          + 2.63%          + 2.65%          + 2.79%
--------------------------------------------------------------------------------------------------------------------------------
  *  For the period from the commencement of the Fund's investment operations, February 14,
     1992, through October 31, 1997.
 **  Source: Lipper Analytical Services, Inc.
  +  Source: CDA/Wiesenberger.
 ++  Source: Lehman Brothers.
(+)  The Lehman Brothers Corporate Bond Utility Total Return Index is an unmanaged index that includes all publicly issued, fixed-rate, noncovertible investment-grade domestic utility debt.
  #  The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 4.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class B and Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the inception of Class B and Class C shares. Because operating expenses attributable to Class B and Class C shares are higher than those of Class A shares, Class B and Class C share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B and Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the inception of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

   TAX FORM SUMMARY

   IN JANUARY 1998, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

   FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

   THE FUND HAS DESIGNATED $4,059,832 AS A LONG-TERM CAPITAL GAIN
   DISTRIBUTION.

   DIVIDENDS-RECEIVED DEDUCTION

   FOR THE YEAR ENDED OCTOBER 31, 1997, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR
   CORPORATIONS WAS 10.0%.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 1997

TOP 10 HOLDINGS

COLUMBIA GAS SYSTEMS, INC.                         SBC COMMUNICATIONS, INC.
Natural gas production and pipeline company        Integrated telecommunications company

NEW CENTURY ENERGIES, INC.                         CINERGY CORP.
Electric utility                                   Electric utility

CENTURY TELEPHONE ENTERPRISES, INC.                NGC CORP.
Local and long-distance telephone company          Natural gas and oil company

MCI COMMUNICATIONS CORP.                           SPRINT CORP.
Telecommunications company                         Long-distance telephone company

SIERRA PACIFIC RESOURCES                           PUBLIC SERVICE COMPANY OF NEW MEXICO
Gas utility                                        Utility company

LARGEST SECTORS

                   Miscellaneous
  Utilities       (Conglomerates,
     and          special products/    Financial                                  Other
Communications       services)          Services       Technology     Energy     Sectors

    82.4%              1.3%               10.8%           2.4%         2.1%       1.0%

For a more complete breakdown, refer to the Portfolio of Investments.

PORTFOLIO OF INVESTMENTS - October 31, 1997

Stocks - 79.8%
------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES             VALUE
------------------------------------------------------------------------------------------------
U.S. Stocks - 55.1%
  Cellular Telephones - 1.8%
    Century Telephone Enterprises, Inc.                                87,500       $ 3,713,281
------------------------------------------------------------------------------------------------
  Conglomerates - 0.6%
    Eastern Enterprises                                                32,000       $ 1,254,000
------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.8%
    Philip Morris Cos., Inc.                                           42,000       $ 1,664,250
------------------------------------------------------------------------------------------------
  Oils - 0.6%
    Enron Oil & Gas Co.                                                63,000       $ 1,326,938
------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 9.0%
    American General Hospitality Corp.                                 29,100       $   792,975
    Boston Properties, Inc.*                                           31,400         1,004,800
    Boykin Lodging Co.                                                 42,200         1,126,212
    FelCor Suite Hotels, Inc.                                          40,000         1,465,000
    First Industrial Realty Trust, Inc.                                40,000         1,385,000
    Highwood Properties, Inc.                                          59,500         2,052,750
    Innkeepers USA Trust                                               88,000         1,468,500
    Kilroy Realty Corp.                                                71,600         1,897,400
    Liberty Property Trust                                             24,100           674,800
    Mid-America Apartment Communities, Inc.                            28,100           793,825
    National Health Investors, Inc.                                    24,200           948,338
    Shurgard Storage Centers, Inc.                                     10,000           282,500
    Sovran Self Storage, Inc.                                          45,000         1,321,875
    Storage Trust Realty                                               52,400         1,339,475
    Tower Realty Trust, Inc.*                                           8,600           217,150
    TriNet Corporate Realty Trust, Inc.                                46,500         1,682,719
                                                                                   ------------
                                                                                   $ 18,453,319
-----------------------------------------------------------------------------------------------
  Telecommunications - 5.5%
    Brooks Fiber Properties, Inc.*                                     30,000      $  1,676,250
    Cellular Communications International, Inc.*                       45,000         1,800,000
    Cincinnati Bell, Inc.                                              60,000         1,620,000
    Intermedia Communications, Inc.*                                   35,700         1,619,888
    IXC Communications Inc.*                                           40,000         1,320,000
    Nextlink Communications, Inc.*                                     26,200           592,775
    Tel-Save Holdings, Inc.*                                           22,400           481,600
    Teleport Communications Group, Inc., "A"*                          23,000         1,112,625
    WorldCom, Inc.*                                                    30,120         1,012,785
                                                                                   ------------
                                                                                   $ 11,235,923
-----------------------------------------------------------------------------------------------
  Utilities - Electric - 15.5%
    Calenergy, Inc.*                                                   80,100      $  2,743,425
    Carolina Power & Light Co.                                         25,000           893,750
    Central Hudson Gas & Electric Corp.                                40,000         1,417,500
    Cinergy Corp.                                                     104,000         3,432,000
    CMS Energy Corp.                                                   21,000           766,500
    Florida Progress Corp.                                             61,000         1,986,312
    GPU, Inc.                                                          74,000         2,677,875
    Long Island Lighting Co.                                           51,000         1,284,563
    New Century Energies, Inc.                                         93,800         3,916,150
    Pacificorp                                                         60,700         1,316,431
    Pinnacle West Capital Corp.                                        53,300         1,855,506
    Public Service Co. of New Mexico                                  158,000         3,071,125
    Sierra Pacific Resources                                          116,900         3,558,144
    Southern Co.                                                       44,200         1,013,838
    Texas Utilities Co.                                                52,300         1,876,262
                                                                                   ------------
                                                                                   $ 31,809,381
------------------------------------------------------------------------------------------------
  Utilities - Gas - 13.4%
    Coastal Corp.                                                      39,000      $  2,344,875
    Columbia Gas System, Inc.                                          84,800         6,126,800
    El Paso Natural Gas Co.                                            24,000         1,438,500
    Energen Corp.                                                      36,800         1,331,700
    Enron Corp.                                                        25,000           950,000
    Keyspan Energy Corp.                                               41,000         1,273,563
    KN Energy, Inc.                                                    51,700         2,248,950
    NGC Corp.                                                         175,300         3,330,700
    NICOR, Inc.                                                        26,400         1,018,050
    NUI Corp.                                                         122,500         2,763,906
    Oneok, Inc.                                                        36,000         1,235,250
    Questar Corp.                                                      45,000         1,738,125
    Sonat, Inc.                                                        37,800         1,736,437
                                                                                   ------------
                                                                                   $ 27,536,856
------------------------------------------------------------------------------------------------
  Utilities - Telephone - 7.9%
    Bell Atlantic Corp.                                                20,060      $  1,602,293
    BellSouth Corp.                                                    40,000         1,892,500
    MCI Communications Corp.                                          100,300         3,560,650
    SBC Communications, Inc.                                           55,532         3,533,223
    Sprint Corp.                                                       60,000         3,120,000
    US West Communications Group                                       65,000         2,587,812
                                                                                   ------------
                                                                                   $ 16,296,478
------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                  $113,290,426
------------------------------------------------------------------------------------------------
Foreign Stocks - 24.7%
  Argentina - 1.8%
    Capex S.A., GDR (Utilities - Electric)##                           16,700      $    200,400
    Central Costanera, ADR (Utilities - Electric)##                    44,000           880,000
    Central Puerta S.A. (Utilities - Electric)##                       20,100           175,875
    Telecom Argentina S.A., ADR (Utilities - Telephone)                32,000           810,000
    Telefonica de Argentina, S.A., "B" ADR (Utilities -
      Telephone)                                                       60,000         1,687,500
                                                                                   ------------
                                                                                   $  3,753,775
------------------------------------------------------------------------------------------------
  Brazil - 4.1%
    Cia Electric est Rio Janeiro (Utilities - Electric)             1,597,600        $  999,949
    Espirito Santo Centrais Electricas S.A. (Utilities -
      Electric)                                                        10,200         1,850,508
    Light Servicos de Eletricidade S.A. (Utilities -
      Electric)                                                         2,000           664,006
    Telecel - Comunicacaoes Pessoais S.A. (Utilities -
      Telephone)*                                                      28,500         2,579,557
    Telecomunicacoes Brasileiras S.A., ADR (Utilities -
      Telephone)                                                       22,600         2,293,900
                                                                                   ------------
                                                                                   $  8,387,920
------------------------------------------------------------------------------------------------
  Canada - 2.0%
    BCE, Inc. (Telecommunications)                                     79,000      $  2,207,062
    Bell Canada International, Inc. (Utilities -
      Telephone)*                                                     110,100         1,844,175
                                                                                   ------------
                                                                                   $  4,051,237
------------------------------------------------------------------------------------------------
  Chile - 2.4%
    Chilectra S.A., ADR (Utilities - Electric)                        111,500      $  2,931,001
    Compania de Telecom de Chile, ADR (Utilities -
      Telephone)                                                       24,800           688,200
    Empresa Nacional de Electricidad, ADR (Utilities -
      Electric)                                                        70,000         1,408,750
                                                                                   ------------
                                                                                   $  5,027,951
------------------------------------------------------------------------------------------------
  France - 0.6%
    Alcatel Alsthom, ADR (Telecommunications)                          55,000      $  1,337,188
------------------------------------------------------------------------------------------------
  Greece - 0.4%
    Hellenic Telecommunication Organization S.A.
      (Utilities - Telephone)                                          34,900      $    730,883
------------------------------------------------------------------------------------------------
  Hong Kong - 0.1%
    Asia Satellite Telecommunications Holdings Ltd.
      (Telecommunications)                                             52,000      $    125,123
------------------------------------------------------------------------------------------------
  Indonesia - 0.6%
    PT Indosat, ADR (Telecommunications)                               56,100      $  1,328,869
------------------------------------------------------------------------------------------------
  Italy - 2.5%
    Telecom Italia S.p.A. (Telecommunications)*                       277,900      $  1,122,496
    Telecom Italia S.p.A. (Telecommunications)*                       362,600         2,271,871
    Telecom Italia S.p.A., Saving Shares
      (Telecommunications)                                            810,000         1,659,797
                                                                                   ------------
                                                                                   $  5,054,164
------------------------------------------------------------------------------------------------
  Japan - 0.8%
    Nippon Telephone & Telegraph Co. (Utilities -
      Telephone)                                                          189      $  1,605,162
------------------------------------------------------------------------------------------------
  Mexico - 0.5%
    Grupo Iusacell S.A. (Telecommunications)*                          60,200      $  1,083,600
------------------------------------------------------------------------------------------------
  New Zealand - 0.6%
    Telecom Corp. of New Zealand (Utilities - Telephone)               30,000      $  1,168,125
------------------------------------------------------------------------------------------------
  Peru - 1.3%
    Luz del Sur S.A. (Utilities - Electric)                           802,459        $  983,087
    Telefonica del Peru S.A., "B" (Utilities - Telephone)             264,700           528,423
    Telefonica del Peru S.A., ADR, "B" (Utilities -
      Telephone)                                                       60,800         1,200,800
                                                                                   ------------
                                                                                   $  2,712,310
-----------------------------------------------------------------------------------------------
  Portugal - 1.0%
    Portugal Telecom S.A. (Utilities - Telephone)                      24,600      $  1,005,501
    Portugal Telecom S.A., ADR (Utilities - Telephone)                 27,100         1,117,875
                                                                                   ------------
                                                                                   $  2,123,376
-----------------------------------------------------------------------------------------------
  South Korea
    Korea Mobile Telecommunications (Telecommunications)                   15          $  5,168
-----------------------------------------------------------------------------------------------
  Spain - 2.7%
    Endesa S.A. (Utilities - Electric)                                 92,800      $  1,728,400
    Iberdrola S.A. (Utilities - Electric)                             223,600         2,669,759
    Telefonica de Espana S.A., ADR (Utilities -
      Telephone)                                                       13,000         1,069,250
                                                                               ----------------
                                                                                   $  5,467,409
------------------------------------------------------------------------------------------------
  United Kingdom - 3.3%
    Cable & Wireless Communications PLC
      (Telecommunications)*                                           233,100        $  844,061
    Cable & Wireless PLC, ADR (Telecommunications)                     91,000         2,229,500
    Colt Telecom Group PLC, ADR (Telecommunications)*                  15,000           517,500
    National Grid Group (Utilities - Electric)                        200,000           942,137
    National Power (Utilities - Electric)                             118,600           988,141
    PowerGen PLC (Utilities - Electric)*                              113,050         1,256,499
                                                                               ----------------
                                                                                   $  6,777,838
------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                              $  50,740,098
------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $151,813,990)                                     $  164,030,524
------------------------------------------------------------------------------------------------
Preferred Stock - 1.5%
------------------------------------------------------------------------------------------------
    Cia Parana Energia (Utilities - Electric)                         105,200      $  1,270,149
    Cia Riogrand Telec (Utilities - Telephone)*                     2,400,500         1,850,893
------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $4,512,644)                                $  3,121,042
------------------------------------------------------------------------------------------------
Convertible Preferred Stocks - 0.3%
------------------------------------------------------------------------------------------------
  Argentina - 0.3%
    Compania Inversiones Telephone, 7% (Utilities -
      Telephone) (Identified Cost, $561,475)*                          10,900        $  604,950
------------------------------------------------------------------------------------------------

Bonds - 14.0%
------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)             VALUE
------------------------------------------------------------------------------------------------
U.S. Bonds - 13.4%
  Airlines - 0.3%
    Delta Air Lines, Inc., 8.5s, 2002                                  $  500       $   538,425
------------------------------------------------------------------------------------------------
  Construction Services - 0.5%
    Georgia Pacific Corp., 9.5s, 2022                                  $1,000       $ 1,110,560
------------------------------------------------------------------------------------------------
  Electronics - 1.1%
    ADT Operations, Inc., 0s, 2010                                     $2,130       $ 2,193,900
------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.2%
    Boise Cascade Co., 7.43s, 2005                                     $  450       $   470,088
------------------------------------------------------------------------------------------------
  Gas - 0.5%
    Texas Gas Transmission Corp., 7.25s, 2027                          $1,100       $ 1,142,471
------------------------------------------------------------------------------------------------
  Insurance - 0.9%
    NGC Corp. Capital Trust I, 8.316s, 2027                            $1,670       $ 1,850,343
------------------------------------------------------------------------------------------------
  Oils - 0.3%
    Oryx Energy Co., 10s, 2001                                         $  500       $   551,245
------------------------------------------------------------------------------------------------
  Telecommunications - 0.1%
    Rogers Cablesystems, Inc., 10.125s, 2012                           $  200       $   210,000
------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 7.2%
  Government National Mortgage Association - 1.8%
    GNMA, 7.5s, 2026                                                   $  986      $  1,007,808
    GNMA, 8s, 2025                                                        410           432,931
    GNMA, 8.5s, 2026 - 2026                                             2,191         2,297,298
                                                                                   ------------
                                                                                   $  3,738,037
------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 5.4%
    U.S. Treasury Bonds, 6.625s, 2027                                  $2,185      $  2,316,777
    U.S. Treasury Bonds, 9.875s, 2015                                     450           629,649
    U.S. Treasury Bonds, 10.75s, 2005                                     400           519,376
    U.S. Treasury Notes, 5.5s, 2000                                     1,000           993,125
    U.S. Treasury Notes, 9.125s, 1999                                   5,785         6,076,969
    U.S. Treasury Notes, 9.25s, 1998                                      500           513,905
                                                                                   ------------
                                                                                  $  11,049,801
------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                  $  14,787,838
------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.5%
    Commonwealth Edison Co., 7.625s, 2007                              $  500        $  519,780
    Long Island Lighting Co., 9s, 2022                                  1,000         1,145,240
    Midland Cogeneration Venture Corp., 10.33s, 2002                      408           447,913
    Montana Power Co., 7.875s, 2026                                       500           544,150
    Texas & New Mexico Power Co., 12.5s, 1999                             435           463,349
                                                                                   ------------
                                                                                   $  3,120,432
------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.8%
    Tennessee Gas Pipeline Co., 7.625s, 2037                           $1,000      $  1,044,530
    Utilicorp United, Inc., 8.45s, 1999                                   500           521,320
                                                                                   ------------
                                                                                   $  1,565,850
------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                   $ 27,541,152
------------------------------------------------------------------------------------------------
Foreign Bonds - 0.6%
  Argentina - 0.1%
    Hidroelectrica Alicura, 8.375s, 1999 (Utilities -
      Electric)##                                                      $  150      $    148,500
-----------------------------------------------------------------------------------------------
  Chile - 0.5%
    Empresa Electrica Del Norts, 7.75s, 2006
      (Utilities - Electric)##                                         $  600      $    596,028
    Empresa Electric Guacolda S.A., 7.6s, 2001
      (Utilities - Electric)##                                            500           515,190
                                                                                   ------------
                                                                                   $  1,111,218
------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                $  1,259,718
------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $26,278,621)                                         $ 28,800,870
------------------------------------------------------------------------------------------------
Convertible Bond - 0.6%
------------------------------------------------------------------------------------------------
  Huaneng Power International, Inc., 1.75s, 2004
    (Utilities - Electric) (Identified Cost $1,220,000)##              $1,220      $  1,165,100
------------------------------------------------------------------------------------------------
Short-Term Obligations - 2.8%
------------------------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp., due 11/03/97 - 11/13/97            $3,850      $  3,846,098
  Federal National Mortgage Assn., due 11/06/97 - 11/24/97              1,920         1,914,998
------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                    $  5,761,096
------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $190,147,826)                                  $203,483,582
Other Assets, Less Liabilities - 1.0%                                                 2,085,708
------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                $205,569,290
------------------------------------------------------------------------------------------------

 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
OCTOBER 31, 1997
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $190,147,826)        $203,483,582
  Cash                                                               79,205
  Receivable for Fund shares sold                                 1,970,830
  Receivable for investments sold                                 5,709,996
  Interest and dividends receivable                               1,149,593
  Other assets                                                        1,151
                                                               ------------
      Total assets                                             $212,394,357
                                                               ------------

Liabilities:
  Distributions payable                                        $     93,650
  Payable for Fund shares reacquired                                266,253
  Payable for investments purchased                               6,296,366
  Payable to affiliates -
    Management fee                                                    2,789
    Shareholder servicing agent fee                                     650
    Distribution fee                                                 61,045
  Accrued expenses and other liabilities                            104,314
                                                               ------------
      Total liabilities                                        $  6,825,067
                                                               ------------
Net assets                                                     $205,569,290
                                                               ============
Net assets consist of:
  Paid-in capital                                              $163,260,703
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                 13,336,229
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                            28,894,870
  Accumulated undistributed net investment income                    77,488
                                                               ------------
      Total                                                    $205,569,290
                                                               ============
Shares of beneficial interest outstanding                       19,817,164
                                                                ==========
Class A shares:
  Net asset value per share
    (net assets of $90,083,298 / 8,672,797 shares of
     beneficial interest outstanding)                             $10.39
                                                                  ======
  Offering price per share (100 / 95.25 of net value per
    share)                                                        $10.91
                                                                  ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $91,973,248 / 8,877,579 shares
    of beneficial interest outstanding)                           $10.36
                                                                  ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $22,787,500 / 2,197,002 shares of
    beneficial interest outstanding)                              $10.37
                                                                  ======
Class I shares:
  Net asset value, offering price and redemption
    price per share (net assets of $725,244 /69,786
    shares of beneficial interest outstanding)                    $10.39
                                                                  ======
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                     $  4,738,413
    Interest                                                         2,256,285
    Foreign taxes withheld                                            (154,893)
                                                                  ------------
      Total investment income                                     $  6,839,805
                                                                  ------------

  Expenses -
    Management fee                                                $  1,015,624
    Administrative fee                                                  17,086
    Trustees' compensation                                              42,250
    Shareholder servicing agent fee                                    176,327
    Shareholder servicing agent fee (Class A)                           15,832
    Shareholder servicing agent fee (Class B)                           19,552
    Shareholder servicing agent fee (Class C)                            2,315
    Distribution and service fee (Class A)                             184,363
    Distribution and service fee (Class B)                             687,744
    Distribution and service fee (Class C)                             143,154
    Custodian fee                                                       69,956
    Printing                                                            61,287
    Auditing fees                                                       38,211
    Postage                                                             30,565
    Amortization of organization expenses                               12,474
    Legal fees                                                           3,177
    Miscellaneous                                                      132,716
                                                                  ------------
      Total expenses                                              $  2,652,633
    Fees paid indirectly                                               (10,829)
    Reduction of expenses by investment adviser                       (294,109)
                                                                  ------------
      Net expenses                                                $  2,347,695
                                                                  ------------
        Net investment income                                     $  4,492,110
                                                                  ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $ 29,207,258
    Foreign currency transactions                                       (8,916)
                                                                  ------------
      Net realized gain on investments and foreign
        currency transactions                                     $ 29,198,342
                                                                  ------------

  Change in unrealized appreciation (depreciation) -
    Investments                                                   $  3,178,645
    Translation of assets and liabilities in foreign currencies           (185)
                                                                  ------------
      Net unrealized gain on investments and foreign currency
        translation                                               $  3,178,460
                                                                  ------------
        Net realized and unrealized gain on investments and
          foreign currency                                        $ 32,376,802
                                                                  ------------
          Increase in net assets from operations                  $ 36,868,912
                                                                  ============
See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                1997                    1996
--------------------------------------------------------------------------------------------------------

Increase in net assets:
From operations -
  Net investment income                                          $   4,492,110           $   4,111,581
  Net realized gain on investments and foreign currency
    transactions                                                    29,198,342              10,538,725
  Net unrealized gain on investments and foreign currency
    translation                                                      3,178,460               2,216,109
                                                                 -------------           -------------
    Increase in net assets from operations                       $  36,868,912           $  16,866,415
                                                                 -------------           -------------

Distributions declared to shareholders -

  From net investment income (Class A)                           $  (2,595,146)          $  (2,063,623)
  From net investment income (Class B)                              (1,850,367)             (1,256,601)
  From net investment income (Class C)                                (373,755)               (199,785)
  From net investment income (Class I)                                 (23,347)                     --
  From net realized gain on investments and foreign currency
    transactions (Class A)                                          (5,350,418)             (1,254,112)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                          (4,454,053)               (921,552)
  From net realized gain on investments and foreign currency
    transactions (Class C)                                            (782,366)               (134,537)
                                                                 -------------           -------------
    Total distributions declared to shareholders                 $ (15,429,452)          $  (5,830,210)
                                                                 -------------           -------------
  Net increase in net assets from Fund share transactions        $  65,677,277           $  16,760,183
                                                                 -------------           -------------
      Total increase in net assets                               $  87,116,737           $  27,796,388
Net assets:
  At beginning of period                                           118,452,553              90,656,165
                                                                 -------------           -------------
  At end of period (including accumulated undistributed net
    investment income of $77,488 and $436,026, respectively)     $ 205,569,290           $ 118,452,553
                                                                 =============           =============

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                         1997           1996           1995           1994           1993          1992*
------------------------------------------------------------------------------------------------------------------------------
                                             CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period        $ 9.12         $ 8.20         $ 7.00         $ 7.86         $ 6.68         $ 6.33
                                             ------         ------         ------         ------         ------         ------
Income from investment operations# -
  Net investment income(S)                   $ 0.32         $ 0.38         $ 0.31         $ 0.33         $ 0.40         $ 0.17
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                      2.08           1.07           1.22          (0.63)          1.19           0.30
                                             ------         ------         ------         ------         ------         ------
      Total from investment operations       $ 2.40         $ 1.45         $ 1.53         $(0.30)        $ 1.59         $ 0.47
                                             ------         ------         ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                 $(0.34)        $(0.32)        $(0.33)        $(0.35)        $(0.38)        $(0.12)
  From net realized gain on investments
    and foreign currency transactions         (0.79)         (0.21)            --          (0.21)         (0.03)            --
                                             ------         ------         ------         ------         ------         ------
      Total distributions declared to
        shareholders                         $(1.13)        $(0.53)        $(0.33)        $(0.56)        $(0.41)        $(0.12)
                                             ------         ------         ------         ------         ------         ------
Net asset value - end of period              $10.39         $ 9.12         $ 8.20         $ 7.00         $ 7.86         $ 6.68
                                             ======         ======         ======         ======         ======         ======
Total return(+)                              28.62%         18.41%         22.48%        (3.89)%         24.39%         11.02%+
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                  1.10%          1.08%          0.83%          0.65%          0.65%          0.65%+
  Net investment income                       3.27%          4.37%          4.30%          4.58%          4.57%          5.44%+
Portfolio turnover                             153%           137%           152%           115%           119%            63%
Average commission rate###                  $0.0359        $0.0422         $  --          $  --          $  --          $  --
Net assets at end of period (000
  omitted)                                  $90,083        $60,345        $52,474        $42,027        $43,423        $12,859

  *For the period from the commencement of the Fund's investment operations,
   February 14, 1992, through October 31, 1992.
  +Annualized.
  #Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                    $ 0.30         $ 0.34         $ 0.28         $ 0.28         $ 0.31         $ 0.13
    Ratios (to average net assets):
      Expenses##                              1.29%          1.42%          1.23%          1.41%          1.68%          2.63%+
      Net investment income                   3.08%          4.03%          3.90%          3.82%          4.20%          3.46%+

See notes to financial statements

------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                    1997             1996            1995           1994         1993**
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $ 9.10           $ 8.18          $ 6.98         $ 7.84         $ 7.83
                                                        ------           ------          ------         ------         ------
Income from investment operations# -
  Net investment income(S)                              $ 0.24           $ 0.31          $ 0.24         $ 0.25         $ 0.05
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions         2.08             1.07            1.22          (0.63)          0.01
                                                        ------           ------          ------         ------         ------
      Total from investment operations                  $ 2.32           $ 1.38          $ 1.46         $(0.38)        $ 0.06
                                                        ------           ------          ------         ------         ------

Less distributions declared to shareholders -
  From net investment income                            $(0.27)          $(0.25)         $(0.26)        $(0.27)        $(0.05)
  From net realized gain on investments and
    foreign currency transactions                        (0.79)           (0.21)             --          (0.21)            --
                                                        ------           ------          ------         ------         ------
      Total distributions declared to
        shareholders                                    $(1.06)          $(0.46)         $(0.26)        $(0.48)        $(0.05)
                                                        ------           ------          ------         ------         ------
Net asset value - end of period                         $10.36           $ 9.10          $ 8.18         $ 6.98         $ 7.84
                                                        ======           ======          ======         ======         ======
Total return                                            27.59%           17.50%          21.43%        (4.92)%          0.69%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                             1.87%            1.89%           1.74%          1.72%          1.50%+
  Net investment income                                  2.49%            3.53%           3.33%          3.51%          1.80%+
Portfolio turnover                                        153%             137%            152%           115%           119%
Average commission rate###                            $0.0359          $0.0422         $    --        $    --         $    --
Net assets at end of period (000 omitted)             $91,973          $49,877         $33,239        $19,774         $ 5,412

 **For the period from the inception of Class B shares, September 7, 1993, through October 31, 1993.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
  (S)The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income (loss)                        $ 0.22           $ 0.28          $ 0.21         $ 0.20         $(0.07)
    Ratios (to average net assets):
      Expenses##                                         2.06%            2.23%           2.14%          2.48%          3.27%+
      Net investment income                              2.30%            3.19%           2.93%          2.74%          1.53%+

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                  1997             1996            1995         1994***        1997****
------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS C                                                          CLASS I
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $ 9.10           $ 8.18          $ 6.99         $ 7.48         $ 8.90
                                                        ------           ------          ------         ------         ------
Income from investment operations# -
  Net investment income(S)                              $ 0.24           $ 0.31          $ 0.24         $ 0.25         $ 0.29
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                          2.09             1.07            1.21          (0.54)          1.48
                                                        ------           ------          ------         ------         ------
      Total from investment operations                  $ 2.33           $ 1.38          $ 1.45         $(0.29)        $ 1.77
                                                        ------           ------          ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                            $(0.27)          $(0.25)         $(0.26)        $(0.20)        $(0.28)
  From net realized gain on investments and
    foreign currency transactions                        (0.79)           (0.21)             --             --             --
                                                        ------           ------          ------         ------         ------
      Total distributions declared to
        shareholders                                    $(1.06)          $(0.46)         $(0.26)        $(0.20)        $(0.28)
                                                        ------           ------          ------         ------         ------
Net asset value - end of period                         $10.37           $ 9.10          $ 8.18         $ 6.99         $10.39
                                                        ======           ======          ======         ======         ======
Total return                                             27.71%           17.57%          21.19%         (3.87)%++      20.15%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              1.85%            1.82%           1.81%          1.65%+        0.86%+
  Net investment income                                   2.47%            3.60%           3.32%          3.56%+        3.39%+
Portfolio turnover                                         153%             137%            152%           115%           153%
Average commission rate###                             $0.0359          $0.0422          $   --         $   --        $0.0359
Net assets at end of period (000 omitted)              $22,788          $ 8,231          $4,943         $2,399        $   725

 ***For the period from the inception of Class C shares, January 3, 1994, through October 31, 1994.
****For the period from the inception of Class I shares, January 2, 1997, through October 31, 1997.
   +Annualized.
  ++Not annualized.
   #Per share data are based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 ###Average commission rate is calculated for funds with fiscal years beginning on or after
    September 1, 1995.
   (S)The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment income                              $ 0.22           $ 0.28          $ 0.21         $ 0.20         $ 0.27
     Ratios (to average net assets):
       Expenses##                                         2.04%            2.16%           2.21%          2.41%+         1.05%+
       Net investment income                              2.28%            3.26%           2.83%          2.80%+         3.20%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Utilities Fund (the Fund) is a non-diversified series of MFS Series Trust VI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar-denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of Fund operations.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some government securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Capital gains taxes have been provided on unrealized and realized gains from securities transactions in countries where such a capital gains tax is applicable. Realized and unrealized gain is reported net of any capital gains tax in the Statement of Operations.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1997, $8,033 was reclassified from accumulated undistributed net investment income to accumulated undistributed net realized gain on investments due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, Class C, and Class I shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.375% of average daily net assets and 6.25% of investment income. The investment adviser did not impose a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $8,625 for the year ended October 31, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $108,685 for the year ended October 31, 1997, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $28,149 for the year ended October 31, 1997. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended October 31, 1997, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $15,516 and $2,400 for Class B and Class C shares, respectively, for the year ended October 31, 1997. Fees incurred under the distribution plan during the year ended October 31, 1997, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis, respectively.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 1997, were $138, $141,942, and $4,517 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                PURCHASES             SALES
-------------------------------------------------------------------------------
U.S. government securities                   $ 31,440,466         $ 20,030,492
                                             ------------         ------------
Investments (non-U.S. government securities) $246,974,787         $213,865,882
                                             ------------         ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $190,270,875
                                                                 ------------
Gross unrealized appreciation                                    $ 17,392,795
Gross unrealized depreciation                                      (4,180,088)
                                                                 ------------
    Net unrealized appreciation                                  $ 13,212,707
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                       YEAR ENDED OCTOBER 31, 1997         YEAR ENDED OCTOBER 31, 1996
                                       --------------------------          ----------------------------
                                         SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                           7,819,952      $  77,226,921        2,539,349       $ 22,019,033
Shares issued to shareholders
  in reinvestment of
  distributions                         732,324          6,609,825          323,805          2,748,691
Shares transferred to Class I          (120,449)        (1,071,996)        --                --
Shares reacquired                    (6,378,092)       (62,953,332)      (2,646,692)       (22,729,788)
                                     ----------      -------------       ----------       ------------
    Net increase                      2,053,735      $  19,811,418          216,462       $  2,037,936
                                     ==========      =============       ==========       ============

Class B Shares
                                       YEAR ENDED OCTOBER 31, 1997         YEAR ENDED OCTOBER 31, 1996
                                       ---------------------------         ---------------------------
                                         SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                           4,757,161      $  45,918,763        4,096,390      $  35,220,452
Shares issued to shareholders
  in reinvestment of
  distributions                         572,483          5,137,051          216,988          1,834,501
Shares reacquired                    (1,935,800)       (18,320,311)      (2,894,405)       (24,930,962)
                                     ----------      -------------       ----------      -------------
    Net increase                      3,393,844      $  32,735,503        1,418,973      $  12,123,991
                                     ==========      =============       ==========      =============

Class C Shares
                                       YEAR ENDED OCTOBER 31, 1997         YEAR ENDED OCTOBER 31, 1996
                                       ---------------------------    --------------------------------
                                         SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                           1,398,533      $  13,601,081          734,010       $  6,317,768
Shares issued to shareholders
  in reinvestment of
  distributions                          97,304            875,586           32,617            276,082
Shares reacquired                      (202,885)        (1,938,852)        (466,623)        (3,995,594)
                                      ---------      -------------        ---------       ------------
    Net increase                      1,292,952      $  12,537,815          300,004       $  2,598,256
                                     ==========      =============        =========       ============

Class I Shares
                                     PERIOD ENDED OCTOBER 31, 1997*
                                     -----------------------------
                                         SHARES             AMOUNT
------------------------------------------------------------------
Shares sold                              12,797         $  121,518
Shares transferred from
  Class A                               120,449          1,071,996
Shares issued to shareholders
  in reinvestment of
  distributions                           2,421             23,241
Shares reacquired                       (65,881)          (624,214)
                                        -------         ----------
    Net increase                         69,786         $  592,541
                                        =======         ==========

*For the period from the inception of Class I shares, January 2, 1997, through October 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended October 31, 1997, was $98.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust VI and Shareholders of MFS Utilities Fund:

We have audited the accompanying statement of assets and liabilities of MFS Utilities Fund, including the schedule of portfolio investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods prior to the year ended October 31, 1994, indicated herein, were audited by other auditors whose report dated December 14, 1993 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Utilities Fund at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.
                                         /s/ Ernst & Young LLP
Boston, Massachusetts
December 12, 1997

                  --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) Utilities Fund

Trustees
A. Keith Brodkin* - Chairman and President                            Secretary
                                                                      Stephen E. Cavan*
Richard B. Bailey* - Private Investor; Former Chairman and
Director (until 1991), Massachusetts Financial Services               Assistant Secretary
Company; Director, Cambridge Bancorp; Director, Cambridge             James R. Bordewick, Jr.*
Trust Company
                                                                      Custodian
Marshall N. Cohan - Private Investor                                  State Street Bank and Trust Company

Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery, Brigham            Auditors
and Women's Hospital; Professor of Surgery, Harvard Medical           Ernst & Young LLP
School
                                                                      Investor Information
The Hon. Sir J. David Gibbons, KBE - Chief Executive                  For MFS stock and bond market outlooks, call toll free:
Officer, Edmund Gibbons Ltd.; Chairman, Bank of N.T.                  1-800-637-4458 anytime from a touch-tone telephone.
Butterfield & Son Ltd.
                                                                      For information on MFS mutual funds, call your financial
Abby M. O'Neill - Private Investor; Director, Rockefeller             adviser or, for an information kit, call toll free:
Financial Services, Inc. (investment advisers)                        1-800-637-2929 any business day from 9 a.m. to 5 p.m.
                                                                      Eastern time (or leave a message anytime).
Walter E. Robb, III - President and Treasurer, Benchmark
Advisors, Inc. (corporate financial consultants); President,          Investor Service
Benchmark Consulting Group, Inc. (office services); Trustee,          MFS Service Center, Inc.
Landmark Funds (mutual funds)                                         P.O. Box 2281
                                                                      Boston, MA 02107-9906
Arnold D. Scott* - Senior Executive Vice President, Director
and Secretary, Massachusetts Financial Services Company               For general information, call toll free:
                                                                      1-800-225-2606 any business day from 8 a.m. to 8 p.m.
Jeffrey L. Shames* - President and Director, Massachusetts            Eastern time.
Financial Services Company
                                                                      For service to speech- or hearing-impaired, call toll free:
J. Dale Sherratt - President, Insight Resources, Inc.                 1-800-637-6576 any business day from 9 a.m. to 5 p.m.
(acquisition planning specialists)                                    Eastern time. (To use this service, your phone must be
                                                                      equipped with a Telecommunications Device for the Deaf.)
Ward Smith - Former Chairman (until 1994), NACCO Industries;
Director, Sundstrand Corporation                                      For share prices, account balances, and exchanges, call toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from a
Investment Adviser                                                    touch-tone telephone.
Massachusetts Financial Services Company
500 Boylston Street                                                   World Wide Web
Boston, MA 02116-3741                                                 www.mfs.com

Distributor
MFS Fund Distributors, Inc.                                           [Dalbar Logo]    For the fourth year in a row, MFS earned a
500 Boylston Street                                                                    #1 ranking in the  DALBAR, Inc. Broker/Dealer
Boston, MA 02116-3741                                                 Survey, Main Office Operations Service Quality Category. The
                                                                      firm achieved a 3.42 overall score on a scale of 1 to 4 in the
Portfolio Manager                                                     1997 survey. A total of 111 firms responded, offering input on
Maura A. Shaughnessy*                                                 the quality of service they received from 29 mutual fund
                                                                      companies nationwide. The survey contained questions about
Treasurer                                                             service quality in 11 categories, including "knowledge of
W. Thomas London*                                                     operations contact," "keeping you informed," and "ease of
                                                                      doing business" with the firm.
Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

                                                         -------------
MFS(R) UTILITIES FUND                                      BULK RATE
                                                          U.S. POSTAGE
500 Boylston Street                                           PAID
Boston, MA 02116-3741                                          MFS
                                                         -------------




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